SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[   ]   Preliminary Information Statement
[   ]   Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[ X ]   Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]   $125 per Exchange Act Rules 0-11(c)(1)(ii),
          or 14c-5(g).
[   ]   Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          _________________________________________________

     2) Aggregate number of securities to which transaction applies:

          __________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________

     5)   Total fee paid:

     ______________________________________________________

[    ]  Fee paid previously with preliminary materials.

[    ]  Check  box if any part of the fee offset as provided  by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________

[ X ] Filing fee no longer applicable.

                   [THE MANAGERS FUNDS LOGO]
                       40 RICHARDS AVENUE
                   NORWALK, CONNECTICUT 06854
                          800-835-3879
                      WWW.MANAGERSFUNDS.COM

              MANAGERS EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------------
     Dear Fellow Shareholder:

     The enclosed information statement details a recent transaction (the "Transaction") involving ownership of Rexiter Capital Management Limited ("Rexiter"), the current sub-adviser of Managers Emerging Markets Equity Fund. Prior to the Transaction, 75 percent of Rexiter's outstanding ownership interests were indirectly owned by State Street Corporation ("State Street") through its wholly-owned subsidiary State Street Global Alliance, LLC ("Alliance"). The remainder of Rexiter's outstanding ownership interests are owned, both before and after the Transaction, by Rexiter's management. On February 1, 2001, Stichting Pensioenfonds ABP ("ABP") acquired, through its wholly-owned subsidiary Limetree Investments, Inc. ("Limetree"), a one-third interest in Alliance. Thus, after the completion of the Transaction, ABP indirectly owns 25 percent of Rexiter's outstanding ownership interests. Although it is unclear that the Transaction is a "change in control" under federal securities law, out of an abundance of caution the parties to the Transaction have decided to treat it as such. A change in control would automatically cause the then-existing sub-advisory agreement with Rexiter to terminate. In anticipation of this transaction, on November 30, 2000 the Board of Trustees of The Managers Funds approved a new sub-advisory agreement with Rexiter which became effective on February 1, 2001.

     The change in ownership of Rexiter is not expected to impact either the investment process or the day-to-day operations of Rexiter. Furthermore, there have been no changes in the senior investment personnel of Rexiter who are responsible for managing Managers Emerging Markets Equity Fund. Apart from the effective date of the agreement and the renewal period, there are no differences between the new sub-advisory agreement and the prior sub-advisory agreement. A copy of the new sub-advisory agreement is attached to the information statement.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Fund and the details of the new ownership structure of Rexiter, as well as the terms of the sub-advisory agreement which your Trustees have approved.

     Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued interest in The Managers Funds.


                                   Sincerely,
                                   /s/ Peter M. Lebovitz
                                   Peter M. Lebovitz
                                   President

                  [THE MANAGERS FUNDS LOGO]
                       40 RICHARDS AVENUE
                   NORWALK, CONNECTICUT 06854
                          800-835-3879
                      WWW.MANAGERSFUNDS.COM

              MANAGERS EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------------

                  ____________________________

                      INFORMATION STATEMENT
                  ____________________________

       This information statement is being provided to the shareholders of Managers Emerging Markets Equity Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order which The Managers Funds, a Massachusetts business trust (the "Trust"), has received from the Securities and Exchange Commission. This exemptive order permits the Trust's investment manager to hire new sub-advisers and to make changes to existing sub-advisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Rexiter Capital Management Limited ("Rexiter"), the sub-adviser of Managers Emerging Markets Fund, has agreed to bear the costs associated with preparing and distributing this information statement, which is being mailed on or about March 30, 2001.

     THE TRUST AND ITS FUND MANAGEMENT AGREEMENT

     Managers Emerging Markets Equity Fund (the "Fund") is an investment portfolio of the Trust. The Trust has entered into a fund management agreement with respect to each investment portfolio of the Trust with The Managers Funds LLC (the "Manager") dated April 1, 1999 (the "Management Agreement"). Under the terms of the Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers," and each a "Sub-Adviser") to manage the investment portfolio of the Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for the Fund, if such Fund has more than one Sub-Adviser. The portion of the Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian, the underwriter or the transfer agent. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the Sub-Advisers of the Fund. The Fund, therefore, pays no fees directly to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Fund except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

  CHANGE IN CONTROL OF REXITER AND THE NEW SUB-ADVISORY AGREEMENT

      Currently, Rexiter serves as the sole Sub-Adviser of the Fund. Prior to a transaction completed on February 1, 2001 ("the Transaction") and described in detail below, 75 percent of Rexiter's outstanding ownership interests were indirectly owned by State Street Corporation ("State Street") through its wholly-owned subsidiary State Street Global Alliance, LLC ("Alliance"). State Street is located at 225 Franklin Street, Boston, MA 02110
and  Alliance is located at   Two International Place,  Boston, MA
02110.     The   remainder  of  Rexiter's  outstanding   ownership
interests  are  owned, both before and after the Transaction,  by
Rexiter's   management.    On   February   1,   2001,   Stichting
Pensioenfonds ABP ("ABP") acquired, through its wholly-owned subsidiary Limetree Investments, Inc. ("Limetree"), a one-third
ownership  interest  in  Alliance.   ABP  is  located   at   Oude
Lindestraat  70,  Postbus 2980, 6401 DL Heerlen, The  Netherlands
and  Limetree  is located at   450 Lexington Avenue, New York, NY
10017.    The remaining ownership interests in Alliance are owned
by State Street and one of its subsidiaries. Since Alliance owns 75 percent of Rexiter's outstanding ownership interests, after the completion of the Transaction, ABP indirectly owns 25 percent of Rexiter's outstanding ownership interests. The Transaction did not result in any change in either Rexiter's investment process or the investment professionals responsible for managing the assets of the Fund. State Street, ABP and Alliance have assured Rexiter that Rexiter will continue to operate with substantially the same level of autonomy it enjoyed prior to the Transaction.

     Under the 1940 Act, any change in control of any sub-adviser results in an "assignment," as that term is defined in the 1940 Act, of any sub-advisory agreement between the investment adviser and the sub-adviser. Although it is unclear whether the Transaction represents a change in control, out of an abundance of caution Rexiter, State Street and ABP have decided to treat
the Transaction as  resulting in a change in control and   an
assignment of the Sub-Advisory Agreement between the Manager and Rexiter with respect to the Fund, dated April 1, 1999 (the "Prior Sub-Advisory Agreement"). This assignment requires an automatic termination of the Prior Sub-Advisory Agreement. In anticipation of the Transaction, and to permit the Manager to continue to retain the services of Rexiter, the Manager requested that the Trustees approve a new sub-advisory agreement (the "New Sub-Advisory Agreement") with Rexiter which is identical in all material respects with the Prior Sub-Advisory Agreement. The Board of Trustees, including a majority of the Trustees that are not "interested persons" of the Trust, approved the New Sub-Advisory Agreement on November 30, 2000, which agreement became effective upon the completion of the Transaction on February 1, 2001.

      Under the Management Agreement, the Fund pays the Manager a fee equal to 1.15% of the Fund's average daily net assets. Under the Prior Sub-Advisory Agreement, the Manager paid Rexiter from
this  fee a fee of 0.75% of the average daily net assets.   Under
the  New Sub-Advisory Agreement, the Manager will continue to pay
Rexiter  the  same fee.   For the fiscal year ended  December  31,
2000, the amount paid by the Fund to the Manager would have been $160,725, but the Manager agreed to waive its entire management fee. The Manager paid $104,821 to Rexiter.

     Apart from the effective date of the agreement and the renewal period, there are no differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement is attached as Exhibit A.

     INFORMATION ABOUT REXITER

     The following is a description of Rexiter, which is based on information provided by Rexiter. Rexiter is not affiliated with the Manager.

     Rexiter is a registered investment advisory firm and was founded in 1997. It has been managing a portion of the Fund since the Fund's inception and 100% of the Fund since 1999. Its address is 21 St. James's Square, London, England SW1Y 4SS.

     The names of the directors and principal officers of Rexiter
are  set  forth  below.   Their  principal  occupation  is  their
employment at Rexiter.

Kenneth King              Managing  Director and Chief Investment
                             Officer
John Snow                 Chairman of Board of Directors
Nigel Wightman            Director
Alan Brown                Director
Murray Davey              Director and Senior Investment Manager
Christopher James         Director and Senior Investment Manager
Christopher Vale          Director and Senior Investment Manager
Adrian Cowell             Director and Senior Investment Manager
Helena Coles              Director and Senior Investment Manager
Neil Warrender            Compliance Officer
Roland Millar             Financial Controller

      Rexiter does not act as an investment adviser to any other investment company having a similar objective to the Fund.

      Rexiter is affiliated with State Street Brokerage Services,
Inc (the "Broker"). In the fiscal year ended December 31, 2000, the Fund did not pay any commissions to the Broker.

     BOARD OF TRUSTEES' RECOMMENDATION

       Based upon information provided by Rexiter and the recommendation of the Manager, on November 30, 2000 the Board of Trustees approved the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Trustees noted that upon completion of the Transaction Rexiter will continue to operate with substantially the same senior investment personnel, and that the same persons who had historically been responsible for the investment policies of Rexiter will continue to direct the investment policies of Rexiter with respect to the Fund. The Trustees also noted that the fees payable by the Fund will not change under the New Sub-Advisory Agreement and that Rexiter will pay or reimburse the Fund for the expenses incurred in connection with the preparation and distribution of this information statement. Accordingly, the Trustees determined that it would be in the best interest of the Fund to continue to retain Rexiter as the Sub-Adviser for the Fund, notwithstanding the Transaction.


                     ADDITIONAL INFORMATION

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut 06854, serves as investment manager and administrator of the Trust. Managers Distributors, Inc. serves as principal underwriter of the Trust.

     FINANCIAL INFORMATION

     THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE MANAGERS FUNDS, 40 RICHARDS AVENUE, NORWALK, CONNECTICUT 06854, OR BY CALLING (800) 835-3879, OR ON OUR WEBSITE AT WWW.MANAGERSFUNDS.COM.

     RECORD OR BENEFICIAL OWNERSHIP

     Exhibit   B   contains  information  about  the  record   or
beneficial ownership by shareholders of five percent (5%) or more of the Fund's outstanding shares, as of the record date.

      As of January 15, 2001, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund. Since the beginning of fiscal year 2000, no Trustee has purchased or sold securities of the Manager, Rexiter, State Street or ABP exceeding 1% of the outstanding securities of any class of the Manager, Rexiter, State Street or ABP.

     SHAREHOLDER PROPOSALS

      The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

                                           March 26, 2001

                                        By Order of the Trustees,
                                        /s/Donald S. Rumery
                                        DONALD S. RUMERY
                                        Secretary

                            EXHIBIT A
                            ----------
                     SUB-ADVISORY AGREEMENT
                     -----------------------

ATTENTION:   REXITER CAPITAL MANAGEMENT LTD.

RE:  SUB-ADVISORY AGREEMENT

The MANAGERS EMERGING MARKETS EQUITY FUND (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

     The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. APPOINTMENT AS A SUB-ADVISER. The Manager, being duly authorized, hereby appoints and employs REXITER CAPITAL MANAGEMENT LTD. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  PORTFOLIO MANAGEMENT DUTIES.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the

     Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Adviser shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Adviser's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4.   INFORMATION PROVIDED TO THE MANAGER AND THE TRUST AND TO
THE SUB-ADVISER

     (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. COMPENSATION. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Adviser shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. EFFECTIVE DATE; TERM. This Agreement shall become effective on February 1, 2001 and shall continue in effect until April 1, 2001. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. TERMINATION. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. APPLICABLE LAW. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.


                            THE MANAGERS FUNDS LLC

                            BY:  /s/Peter M. Lebovitz

                            Its: President & CEO

                            DATE:3/12/01

ACCEPTED:

BY:  /s/Kenneth King
     /s/Gavin MacLachlan

DATE:15 March 2001


                            Acknowledged:
                            THE MANAGERS FUNDS

                            BY:  /s/Peter M. Lebovitz

                            Its: President

                            DATE:3/23/01


SCHEDULES:                  A.  FEE SCHEDULE.

                           SCHEDULE A
                         SUB-ADVISER FEE

     For services provided to the Fund Account, The Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.75% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

                            EXHIBIT B
                            ----------
           FIVE PERCENT RECORD OR BENEFICIAL OWNERSHIP
                    (AS OF JANUARY 15, 2001)
           -------------------------------------------

Charles Schwab & Co. Inc.                    22.65%
PFPC Brokerage Services                      21.75%
National Financial Services Corp.            16.92%


Charles  Schwab & Co. Inc., PFPC Brokerage Services and  National
Financial Services Corp. own shares listed above of record.   The
Trust is not aware of any person owning beneficially five percent or more of the Fund's shares.